EXHIBIT 13.1
                            SECTION 906 CERTIFICATION
                                       of
                            Periodic Financial Report
      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
        (Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

I, Agustin Gomez de Segura, President, Chief Executive Officer and Chief Financial Officer of Soil Biogenics Limited, hereby certify that the Annual Report on Form 20-F for the Fiscal Year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Soil Biogenics Limited

July 11, 2005                          (s) Agustin Gomez de Segura
                                       ---------------------------
                                       Name:  Agustin Gomez de Segura,
                                       Title: President, Chief Financial Officer
                                              and Director

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard set forth therein, and not for any other purpose. It is not being filed as part of the Annual Report or as a separate disclosure document.